                                                                    EXHIBIT 10.4
                                                                  EXECUTION COPY


                      FIRST AMENDMENT TO SECURITY AGREEMENT

         This First Amendment dated as of October 31, 2002 (this "Amendment") to the Security Agreement dated as of July 31, 2002 (as amended and modified from time to time, the "Security Agreement"), is among The Williams Companies, Inc. (the "Company"), and each of its Subsidiaries which is or which subsequently becomes a party to the Security Agreement (together, with the Company, the "Grantors"), in favor of Citibank, N.A., as collateral trustee ("Collateral Trustee") for the benefit of the holders of the Secured Obligations. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Security Agreement.

                                   WITNESSETH:

         WHEREAS, the parties hereto have agreed to amend certain provisions of the Security Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Security Agreement is hereby amended as follows:

1.       Amendments

         (a) Pursuant to the terms of those two certain Consent and Waivers each dated as of September 20, 2002, by and among the Company and the other signatories thereto, the Security Agreement was amended to (i) remove Williams Field Services - Gulf Coast Company, L.P. as a Grantor and
         (ii) add Williams Gulf Coast Gathering Company, LLC as a Grantor. Pursuant to this Amendment, the following additional parties are added as Grantors: WFS - Pipeline Company; WFS Gathering Company, L.L.C.; Williams Field Services-Matagorda Offshore Company, LLC; Williams Gas Processing - Mid Continent Region Company; WFS-OCS Gathering Co.; HI-BOL Pipeline Company; Goebel Gathering Company, L.L.C.; Williams Petroleum Services, LLC; Longhorn Enterprises of Texas, Inc.; and Williams GP LLC. Notwithstanding the foregoing, Williams GP LLC will not be deemed to be a Grantor under the Security Agreement until the occurrence of (i) the formation of NewGP (as defined in the New Credit Agreement) and (ii) the transfer by Williams GP LLC to NewGP of the general partnership interests and incentive distribution rights held by Williams GP LLC in Williams Energy Partners L.P. Company hereby covenants to cause the formation of NewGP and, contemporaneously therewith, transfer to NewGP the general partnership interests and incentive distribution rights held by Williams GP LLC in Williams Energy Partners L.P. promptly following its execution of this Amendment.

         (b) The definition of "General Intangible" or "General Intangibles" set forth in Section 1.1 of the Security Agreement is amended by adding the phrase "provided, however that "General Intangibles" shall not include any general or limited partnership interests, limited liability company interests, trust interests, joint ventures interests or any other similar equity ownership rights arising under the law of any jurisdiction." to the end of such definition.

         (c) The definition of "Investment Property" set forth in Section 1.1 of the Security Agreement is amended by adding the phrase "provided, however that "Investment Property" shall not include any general or limited partnership interests, limited liability company interests, trust interests, joint ventures interests or any other similar equity ownership rights arising under the law of any jurisdiction unless such equity ownership interests or rights constitute Proceeds." to the end of such definition.

         (d) The following sentence shall be added to the end of Section 2.1 of the Security Agreement: "Notwithstanding the general grant of a security interest set forth above in this Section 2.1, (i) the security interest in the oil of Williams Alaska Petroleum, Inc. ("WAPI") that is transported through the Trans-Alaska Pipeline System shall attach only at the time such oil is delivered to WAPI through the Trans-Alaska Pipeline System at the outlet flange measuring device located at North Pole, Alaska and (ii) Excluded Collateral (as defined in the New Credit Agreement and the Multiyear Williams Credit Agreement) shall not constitute Collateral under this Security Agreement."

         (e) Section 3.6 of the Security Agreement is hereby amended and restated in its entirety and replaced with the following:

                           Section 3.6 Control of Investment Property. Each
                  Grantor shall take any and all actions reasonably requested by Collateral Trustee to ensure that Collateral Trustee has a first priority security interest in (subject only to Permitted Liens other than the Permitted Liens described in Schedule III Paragraphs y, gg, and jj from the New Credit Agreement and
                  Schedule VI Paragraphs y, gg, and jj from the Multiyear Williams Credit Agreement) and "control" (within the meaning of Section 8-106 of the UCC) of Collateral constituting Investment Property and deposit accounts (as defined in the UCC).

         (f) The following Section 3.11 is hereby added to the Security
         Agreement:

                           3.11 Permitted Dispositions. Notwithstanding anything
                  to the contrary in Section 3 of this Security Agreement, the Grantors shall not be restricted from completing or permitting any dispositions that can be completed without violating any of the following provisions: Sections 5.2(e) and 5.2(f) of the New Credit Agreement, and Sections 5.02(f) and 5.02(l) of the Multiyear Williams Credit Agreement.

         (g) Section 7.2 of the Security Agreement is hereby amended and restated in its entirety and replaced with the following:

                           Section 7.2 Action by Nominees. Notwithstanding
                  anything to the contrary in this Security Agreement, any and all of the rights, powers and remedies of Collateral Trustee under this Security Agreement may be exercised by any nominee(s) of the Collateral Trustee or any other agent, person, trustee or nominee acting on behalf of the Collateral Trustee, and Collateral Trustee may assign or delegate all or any part of its rights and obligations under this Security Agreement to any one or more agent(s), person(s), trustee(s) or other nominee(s).

         (h) Section 8.16 of the Security Agreement is hereby amended and restated in its entirety and replaced with the following:

                           Section 8.16 Incorporated Definitions and Provisions.
                  All defined terms and other provisions (including, without limitation, the amendment provisions), that are incorporated into this Security Agreement by reference to other agreements shall incorporate into this Security Agreement the provisions of such other agreements that exist as of the date hereof; however, such provisions shall be automatically modified herein by any amendment or modification that takes place after the date hereof in such other referenced agreement(s); subject to the following limitations: (a) no such amendment or modification shall be effective with respect to this Security Agreement until Collateral Trustee shall have received a copy of such amendment or modification and (b) no provision of any such amendment or modification that imposes any additional liability, obligation or adverse effect on the Collateral Trustee shall be effective with respect to this Security Agreement unless the Collateral Trustee has executed a written consent to such provision or to the amendment or modification in which such provision is set forth.

         (i) The following Section 8.18 is hereby added to the Security
         Agreement:

                           Section 8.18 Joinder. Pursuant to the terms of the
                  Credit Documents certain Subsidiaries (hereafter referred to as the "Joining Subsidiaries") may desire to or be required to join this Security Agreement as Grantors. In connection with any such joinder the Joining Subsidiary shall cause to be executed and delivered (a) a joinder agreement substantially in the form of the joinder agreement attached hereto as
                  Schedule IV and (b) authorization documentation, corporate documentation, perfection documentation and opinion letters reasonably satisfactory to the Collateral Trustee reflecting the status of such Joining Subsidiary and the enforceability of such agreements with respect to such Joining Subsidiary; provided, however, that the Collateral Trustee shall have no obligations with respect to the additional Collateral that results from the addition of a Joining Subsidiary as a Grantor pursuant to this Security Agreement prior to the delivery of such additional Collateral, and Collateral Trustee shall have no duty to solicit the delivery of any Collateral from any Grantor.

         (j) Schedule I to the Security Agreement is hereby amended and restated in its entirety and replaced with Schedule I attached hereto.

         (k) Schedule II to the Security Agreement is hereby amended and restated in its entirety and replaced with Schedule II attached hereto.

         (l) A new Schedule IV to the Security Agreement is hereby added which is the document attached as Schedule IV hereto.

2. Conditions to Effectiveness. This Amendment shall be deemed effective (the "Effective Date") upon the satisfaction of the conditions precedent as set out in Section 3.1 of that certain Amended and Restated Credit Agreement dated as of October 31, 2002, among Company and the Financial Institutions named therein, without giving effect to the terms of Section 3.3; provided, however, that the Collateral Trustee shall have no obligations with respect to the additional Collateral that results from the addition of Grantors as parties to the Security Agreement pursuant to this Amendment prior to the delivery of such additional Collateral, and the Collateral Trustee shall have no duty to solicit the delivery of any Collateral from any Grantor. Notwithstanding anything to the contrary herein, any provision or portion of a provision in this Amendment that is or is determined to be a release of Collateral shall not be effective to release such Collateral until the Collateral Trustee has received satisfactory documentation that such release of Collateral is permitted by or has been properly approved in accordance with the terms of the Collateral Trust Agreement.

3. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

4. Reference to and Effect on the Security Agreement. The amendments set forth herein are limited precisely as written and shall not be deemed to be a consent or waiver to, or modification of any other term or condition in the Security Agreement or any of the documents referred to therein. Except as expressly amended and consented hereby, the terms and conditions of the Security Agreement shall continue in full force and effect, and as amended hereby, the Security Agreement is ratified and confirmed in all respects. On and after the Effective Date, the Security Agreement shall be deemed to mean the Security Agreement as amended hereby.

5. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

Schedule I:       Schedule I to Security Agreement
Schedule II:      Schedule II to Security Agreement
Schedule IV:      Form of Joinder Agreement

         IN WITNESS WHEREOF, the parties hereto, acting through their duly authorized representatives, have caused this Amendment to be signed in their respective names.


                                      THE WILLIAMS COMPANIES, INC.,
                                      as Grantor


                                      By:     /s/ James G. Ivey
                                            ----------------------------------
                                      Name:   James G. Ivey
                                      Title:  Treasurer



                                      WORTHINGTON GENERATION, L.L.C.,
                                      as Grantor


                                      By:     /s/ William E. Hobbs
                                            ----------------------------------
                                      Name:   William E. Hobbs
                                      Title:  President



                                      WILLIAMS ALASKA PETROLEUM, INC.,
                                      as Grantor


                                      By:     /s/ Ralph A. Hill
                                            ----------------------------------
                                      Name:   Ralph A. Hill
                                      Title:  Chief Executive Officer



                                      WILLIAMS ALASKA PIPELINE COMPANY, L.L.C., as Grantor


                                      By:     /s/ Ralph A. Hill
                                            ----------------------------------
                                      Name:   Ralph A. Hill
                                      Title:  Chief Executive Officer



                                      WILLIAMS REFINING & MARKETING, L.L.C.,
                                      as Grantor


                                      By:     /s/ James G. Ivey
                                            ----------------------------------
                                      Name:   James G. Ivey
                                      Title:  Assistant Treasurer

                                    WILLIAMS PETROLEUM SERVICES, LLC,
                                    as Grantor


                                    By:  WILLIAMS ENERGY SERVICES, LLC, its sole
                                         member


                                    By:     /s/ Phillip D. Wright
                                           -------------------------
                                    Name:  Phillip D. Wright
                                    Title: President



                                    WILLIAMS PETROLEUM PIPELINE SYSTEMS,
                                    INC., as Grantor


                                    By:      /s/ Ralph A. Hill
                                            ---------------------
                                    Name:   Ralph A. Hill
                                    Title:  Senior Vice President



                                    WILLIAMS MID-SOUTH PIPELINES, LLC,
                                    as Grantor


                                    By:      /s/ James G. Ivey
                                            -------------------
                                    Name:   James G. Ivey
                                    Title:  Assistant Treasurer



                                    WILLIAMS GENERATION COMPANY-
                                    HAZLETON, as Grantor


                                    By:      /s/ Ralph A. Hill
                                            ------------------
                                    Name:   Ralph A. Hill
                                    Title:  Vice President



                                    WILLIAMS OLEFINS, L.L.C., as Grantor



                                    By:       /s/ James G. Ivey
                                            -------------------
                                    Name:   James G. Ivey
                                    Title:  Assistant Treasurer

                                WILLIAMS OLEFINS FEEDSTOCK PIPELINES,
                                L.L.C., as Grantor



                                By:      /s/ James G. Ivey
                                        -------------------
                                Name:   James G. Ivey
                                Title:  Assistant Treasurer


                                WILLIAMS NATURAL GAS LIQUIDS, INC.,
                                as Grantor



                                By:      /s/ Alan S. Armstrong
                                        ----------------------
                                Name:   Alan S. Armstrong
                                Title:  Senior Vice President



                                WILLIAMS MERCHANT SERVICES COMPANY, INC., as Grantor



                                By:      /s/ William E. Hobbs
                                        ---------------------
                                Name:   William E. Hobbs
                                Title:  President


                                WILLIAMS MIDSTREAM NATURAL GAS
                                LIQUIDS, INC., as Grantor



                                By:       /s/ Alan S. Armstrong
                                         ----------------------
                                Name:    Alan S. Armstrong
                                Title:   Senior Vice President



                                WILLIAMS MEMPHIS TERMINAL, INC.,
                                as Grantor


                                By:      /s/ James G. Ivey
                                        -------------------
                                Name:   James G. Ivey
                                Title:  Assistant Treasurer

                                WILLIAMS GULF COAST GATHERING
                                COMPANY, LLC, as Grantor


                                By:      /s/ James G. Ivey
                                        -------------------
                                Name:   James G. Ivey
                                Title:  Assistant Treasurer



                                WILLIAMS GP, LLC, as Grantor


                                By:      /s/ Don R. Wellendorf
                                        -------------------------------------
                                Name:   Don R. Wellendorf
                                Title:  President and Chief Executive Officer



                                WILLIAMS GENERATING MEMPHIS, LLC, as Grantor



                                By:       /s/ James G. Ivey
                                          -------------------
                                Name:    James G. Ivey
                                Title:   Assistant Treasurer



                                WILLIAMS GAS PROCESSING - WAMSUTTER
                                COMPANY, as Grantor



                                By:       /s/ Alan S. Armstrong
                                          ----------------------
                                Name:    Alan S. Armstrong
                                Title:   Senior Vice President



                                WILLIAMS GAS PROCESSING COMPANY,
                                as Grantor



                                By:       /s/ Alan S. Armstrong
                                          ----------------------
                                Name:    Alan S. Armstrong
                                Title:   Senior Vice President

                                WILLIAMS GAS PROCESSING - MID-CONTINENT
                                REGION COMPANY, as Grantor


                                By:      /s/ Alan S. Armstrong
                                         ----------------------
                                Name:   Alan S. Armstrong
                                Title:  Senior Vice President



                                WILLIAMS FIELD SERVICES GROUP, INC.,
                                as Grantor



                                By:       /s/ Alan S. Armstrong
                                          ----------------------
                                Name:    Alan S. Armstrong
                                Title:   Senior Vice President



                                WILLIAMS FIELD SERVICES COMPANY,
                                as Grantor



                                By:       /s/ Alan S. Armstrong
                                         ----------------------
                                Name:    Alan S. Armstrong
                                Title:   Senior Vice President



                                WILLIAMS FIELD SERVICES - MATAGORDA
                                OFFSHORE COMPANY, LLC, as Grantor


                                By:      /s/ James G. Ivey
                                        -------------------
                                Name:   James G. Ivey
                                Title:  Assistant Treasurer


                                WILLIAMS EXPRESS, INC. (A DELAWARE CORPORATION), as Grantor



                                By:      /s/ Ralph A. Hill
                                        -----------------------
                                Name:   Ralph A. Hill
                                Title:  Chief Executive Officer

                                WILLIAMS EXPRESS, INC. (AN ALASKA CORPORATION), as Grantor



                                By:      /s/ Ralph A. Hill
                                        -----------------------
                                Name:   Ralph A. Hill
                                Title:  Chief Executive Officer



                                WILLIAMS ETHANOL SERVICES, INC.,
                                as Grantor



                                By:      /s/ Paul W. Nelson
                                        -------------------
                                Name:   Paul W. Nelson
                                Title:  Treasurer



                                WILLIAMS ENERGY SERVICES, LLC,
                                as Grantor



                                By:      /s/ Alan S. Armstrong
                                        ----------------------
                                Name:   Alan S. Armstrong
                                Title:  Senior Vice President


                                WILLIAMS BIO-ENERGY, L.L.C., as Grantor



                                By:      /s/ James G. Ivey
                                        --------------------
                                Name:   James G. Ivey
                                Title:  Assistant Treasurer



                                WILLIAMS ALASKA AIR CARGO PROPERTIES, L.L.C., as Grantor

                                By:  WILLIAMS ALASKA PETROLEUM, INC.,
                                     its sole member


                                By:      /s/ Ralph A. Hill
                                        -----------------------
                                Name:   Ralph A. Hill
                                Title:  Chief Executive Officer

                                WFS-OFFSHORE GATHERING COMPANY, as Grantor



                                By:       /s/ Alan S. Armstrong
                                         ----------------------
                                Name:    Alan S. Armstrong
                                Title:   Senior Vice President



                                WFS-NGL PIPELINE COMPANY, INC.,
                                as Grantor



                                By:      /s/ Alan S. Armstrong
                                        ----------------------
                                Name:   Alan S. Armstrong
                                Title:  Senior Vice President



                                WFS-LIQUIDS COMPANY, as Grantor



                                By:      /s/ Alan S. Armstrong
                                        ----------------------
                                Name:   Alan S. Armstrong
                                Title:  Senior Vice President



                                WFS GATHERING COMPANY, L.L.C.,
                                as Grantor



                                By:       /s/ James G. Ivey
                                         -------------------
                                Name:    James G. Ivey
                                Title:   Assistant Treasurer



                                WFS ENTERPRISES, INC., as Grantor



                                By:      /s/ Mary Jane Bittick
                                        ----------------------
                                Name:   Mary Jane Bittick
                                Title:  Treasurer

                                WFS - PIPELINE COMPANY, as Grantor



                                By:      /s/ Alan S. Armstrong
                                        ----------------------
                                Name:   Alan S. Armstrong
                                Title:  Senior Vice President



                                WFS - OCS GATHERING CO., as Grantor



                                By:      /s/ Alan S. Armstrong
                                        ----------------------
                                Name:   Alan S. Armstrong
                                Title:  Senior Vice President


                                NORTH PADRE ISLAND SPINDOWN, INC.,
                                AS GRANTOR



                                By:      /s/ Alan S. Armstrong
                                        ----------------------
                                Name:   Alan S. Armstrong
                                Title:  Senior Vice President



                                MEMPHIS GENERATION, L.L.C.,
                                as Grantor



                                By:      /s/ William E. Hobbs
                                        ---------------------
                                Name:   William E. Hobbs
                                Title:  President



                                MAPL INVESTMENTS, INC.,
                                as Grantor



                                By:      /s/ Alan S. Armstrong
                                        ----------------------
                                Name:   Alan S. Armstrong
                                Title:  Senior Vice President

                                MAPCO INC., as Grantor



                                By:      /s/ Alan S. Armstrong
                                        ----------------------
                                Name:   Alan S. Armstrong
                                Title:  Senior Vice President



                                LONGHORN ENTERPRISES OF TEXAS, INC.,
                                as Grantor



                                By:      /s/ Ralph A. Hill
                                        ---------------------
                                Name:   Ralph A. Hill
                                Title:  Senior Vice President



                                JUAREZ PIPELINE COMPANY,
                                as Grantor



                                By:      /s/ Alan S. Armstrong
                                        ----------------------
                                Name:   Alan S. Armstrong
                                Title:  Senior Vice President


                                HI-BOL PIPELINE COMPANY,
                                as Grantor



                                By:      /s/ Alan S. Armstrong
                                        ----------------------
                                Name:   Alan S. Armstrong
                                Title:  Senior Vice President



                                GOEBEL GATHERING COMPANY, L.L.C.,
                                as Grantor



                                By:      /s/ James G. Ivey
                                        -------------------
                                Name:   James G. Ivey
                                Title:  Assistant Treasurer

                                GAS SUPPLY, L.L.C., as Grantor



                                By:      /s/ Ralph A. Hill
                                        ------------------
                                Name:   Ralph A. Hill
                                Title:  Senior Vice President



                                BLACK MARLIN PIPELINE COMPANY,
                                as Grantor



                                By:      /s/ Alan S. Armstrong
                                        ----------------------
                                Name:   Alan S. Armstrong
                                Title:  Senior Vice President



Each of the entities reflected on the following ten (10) pages is executing this Amendment as a Financial Institution party to the Amended and Restated Credit Agreement dated as of October 31, 2002 among the Company and the Financial Institutions named therein.



                                CITICORP USA, INC., as Agent and
                                Collateral Agent

                                By  /s/ Todd J. Mogil
                                Name:   Todd J. Mogil
                                Title:  Vice President



                                BANKS AND ISSUING BANKS:

                                CITICORP N.A., AS ISSUING BANK

                                By  /s/ Todd J. Mogil
                                Name:   Todd J. Mogil
                                Title:  Attorney-in-Fact

                                CITICORP USA, INC.

                                By   /s/ Todd J. Mogil
                                Name:   Todd J. Mogil
                                Title:  Vice President


                                THE BANK OF NOVA SCOTIA


                                By:  /s/ N. Bell
                                Name:   N. Bell
                                Title:  Senior Manager


                                BANK OF AMERICA N.A., as Issuing Bank and Bank


                                By:     /s/  Claire Liu
                                Name:   Claire Liu
                                Title:  Managing Director


                                JP MORGAN CHASE BANK

                                By:  /s/ Robert W. Traband
                                Name:   Robert W. Traband
                                Title:  Vice President



                                TORONTO DOMINION (TEXAS), INC.


                                By  /s/  Jill Hall
                                Name:   Jill Hall
                                Title:  Vice President

                                CREDIT LYONNAIS NEW YORK BRANCH


                                By  /s/ O. Audermard
                                Name:   O. Audermard
                                Title:  Senior Vice President



                                MERRILL LYNCH CAPITAL CORP.


                                By:  /s/ Carol J.E. Feeley
                                Name:   Carol J.E. Feeley
                                Title:  Vice President



                                LEHMAN COMMERCIAL PAPER INC.,


                                By:  /s/ Francis Chang
                                Name:   Francis Chang
                                Title:  Authorized Signatory

                  Each of the entities reflected on the following pages is executing this Amendment as a Financial Institution party to the First Amended and Restated Credit Agreement, dated of October 31, 2002, among the Company, Northwest Pipeline Corporation, Transcontinental Gas Pipeline Corporation, Texas Gas Transmission and the Financial Institutions named therein:

                             AGENT:

                             CITICORP USA, INC., as Agent

                             By   /s/ Todd J. Mogil
                             Name:   Todd J. Mogil
                             Title:  Vice President



                             CO-SYNDICATION AGENTS:

                             JPMORGAN CHASE BANK
                             (formerly known as
                             THE CHASE MANHATTAN BANK), as
                             Co-Syndication Agent


                             By:     /s/  Robert W. Traband
                             Name:   Robert W. Traband
                             Title:  Vice President



                             COMMERZBANK AG,
                             as Co-Syndication Agent

                             By  /s/  Harry Yergey
                             Name:   Harry Yergey
                             Title:  Senior Vice Pres. and Manager

                             By  /s/  Brian Campbell
                             Name:   Brian Campbell
                             Title:  Senior Vice President



                             CREDIT LYONNAIS NEW YORK BRANCH
                             as Documentation Agent

                             By   /s/ O. Audemard
                             Name:   O. Audemard
                             Title:  Senior Vice President


                             BANKS:
                             CITICORP USA, INC.

                             By  /s/ Todd J. Mogil
                             Name:   Todd J. Mogil
                             Title:  Vice President

                             CITICORP N.A., as Collateral Trustee

                             By  /s/ Camille Tamao
                             Name:   Camille Tamao
                             Title:  Vice President


                             BANK OF AMERICA, N.A.

                             By    /s/  Claire Liu
                             Name:   Claire Liu
                             Title:  Managing Director


                             BANK ONE, N.A. (MAIN OFFICE - CHICAGO)


                             By  /s/ Jeanie C. Gonzalez
                             Name:   Jeanie C. Gonzalez
                             Title:  Director




                             JPMORGAN CHASE BANK
                             (formerly known as
                             THE CHASE MANHATTAN BANK)


                             By   /s/  Robert W. Traband
                             Name:   Robert W. Traband
                             Title:  Vice President



                             COMMERZBANK AG
                             NEW YORK AND GRAND CAYMAN
                             BRANCHES

                             By  /s/ Brian J. Campbell
                             Name:   Brian J. Campbell
                             Title:  Senior Vice President

                             By  /s/ W. David Suttles
                             Name:   W. David Suttles
                             Title:  Vice President

                             CREDIT LYONNAIS NEW YORK BRANCH


                             By  /s/ O. Audermard
                             Name:   O. Audermard
                             Title:  Senior Vice President



                             NATIONAL WESTMINSTER, PLC


                             By:  /s/ Charles Greer
                             Name:   Charles Greer
                             Title:  Senior Vice President



                             ABN AMRO BANK, N.V.


                             By  /s/ Frank R. Russo, Jr.
                             Name:   Frank R. Russo, Jr.
                             Title:  Group Vice President

                             By  /s/ Jeffrey G. White
                             Name:   Jeffrey G. White
                             Title:  Vice President



                             BANK OF MONTREAL


                             By  /s/ Mary Lee Latta
                             Name:   Mary Lee Latta
                             Title:  Director




                             THE BANK OF NEW YORK


                             By  /s/ Raymond J. Palmer
                             Name:   Raymond J. Palmer
                             Title:  Vice President

                             BARCLAYS BANK PLC


                             By   /s/  Nicholas A. Bell
                             Name:   Nicholas A. Bell
                             Title:  Director, Loan Transaction Management



                             CIBC INC.


                             By  /s/ George Knight
                             Name:   George Knight
                             Title:  Managing Director
                                     CIBC World Markets Corp. As Agent



                             CREDIT SUISSE FIRST BOSTON


                             By   /s/ James P. Moran
                             Name:   James P. Moran
                             Title:  Director

                             By  /s/  Ian W. Nalitt
                             Name:   Ian W. Nalitt
                             Title:  Associate



                             ROYAL BANK OF CANADA


                             By   /s/  Peter Barnes
                             Name:   Peter Barnes
                             Title:  Senior Manager



                             THE BANK OF TOKYO-MITSUBISHI, LTD.,
                             HOUSTON AGENCY


                             By  /s/ Kelton Glasscock
                             Name:   Kelton Glasscock
                             Title:  Vice President and Manager


                             By  /s/ Jay Fort
                             Name:   Jay Fort
                             Title:  Vice President

                             FLEET NATIONAL BANK
                             f/k/a Bank Boston, N.A.


                             By  /s/  Matthew W. Speh
                             Name:   Matthew W. Speh
                             Title:  Authorized Officer



                             SOCIETE GENERALE, SOUTHWEST AGENCY


                             By  /s/  J. Douglas McMurrey, Jr.
                             Name:   J. Douglas McMurrey, Jr.
                             Title:  Managing Director



                             TORONTO DOMINION (TEXAS), INC.


                             By  /s/  Jill Hall
                             Name:   Jill Hall
                             Title:  Vice President



                             UBS AG, STAMFORD BRANCH


                             By:  /s/ Kelly Smith
                             Name:   Kelly Smith
                             Title:  Director


                             By:  /s/ Robert Reuter
                             Name:   Robert Reuter
                             Title:  Executive Director



                             WELLS FARGO BANK TEXAS, N.A.


                             By   /s/ J. Alan Alexander
                             Name:   J. Alan Alexander
                             Title:  Vice President

                             WESTLB AG, NEW YORK BRANCH


                             By:  /s/ Salvatore Battinelli
                             Name:   Salvatore Battinelli
                             Title:  Managing Director
                                     Credit Department



                             By  /s/  Duncan M. Robertson
                             Name:   Duncan M. Robertson
                             Title:  Director


                             CREDIT AGRICOLE INDOSUEZ


                             By  /s/  Larry Materi
                             Name:   Larry Materi
                             Title:  Vice President

                             By  /s/  Paul A. Dytrych
                             Name:   Paul A. Dytrych
                             Title:  Vice President
                                     Senior Relationship Manager



                             SUNTRUST BANK


                             By   /s/ Steven J. Newby
                             Name:   Steven J. Newby
                             Title:  Director



                             ARAB BANKING CORPORATION (B.S.C.)


                             By  /s/  Robert J. Ivosevich
                             Name:   Robert J. Ivosevich
                             Title:  Deputy General Manager


                             By  /s/  Barbara C. Sanderson
                             Name:   Barbara C. Sanderson
                             Title:  VP Head of Credit



                             BNP PARIBAS, HOUSTON AGENCY


                             By  /s/   Larry Robinson
                             Name:   Larry Robinson
                             Title:  Vice President

                             By  /s/  Mark A. Cox
                             Name:   Mark A. Cox
                             Title:  Director

                             DZ BANK AG DEUTSCHE
                             ZENTRALGENOSSENSCHAFTSBANK, NEW YORK
                             BRANCH


                             By  /s/ Mark K. Connelly
                             Name:   Mark K. Connelly
                             Title:  Vice President


                             By  /s/ Richard W. Wilbert
                             Name:   Richard W. Wilbert
                             Title:  Vice President


                             KBC BANK N.V.


                             By: /s/ Michael V. Curran
                             Name:   Michael V. Curran
                             Title:  First Vice President


                             By: /s/ Diane M. Grimmig
                             Name:   Diane M. Grimmig
                             Title:  First Vice President


                             WACHOVIA BANK, NATIONAL ASSOCIATION


                             By: /s/ David E. Humphreys
                             Name:   David E. Humphreys
                             Title:  Vice President


                             MIZUHO CORPORATE BANK, LTD


                             By  /s/ Jacques Azagury
                             Name:   Jacques Azagury
                             Title:  Senior Vice President and Manager


                             SUMITOMO MITSUI BANKING CORPORATION


                             By  /s/ Leo E. Pagarigan
                             Name:   Leo E. Pagarigan
                             Title:  Senior Vice President


                             COMMERCE BANK, N.A.


                             By  /s/ Dennis R. Block
                             Name:   Dennis R. Block
                             Title:  Senior Vice President

                                   SCHEDULE I
                                       TO
                               SECURITY AGREEMENT
                 STATE OF ORGANIZATION AND ADDRESSES OF GRANTORS

                        Entity                                     Principal Address                        State of
                                                                                                         Incorporation
     --------------------------------------        -----------------------------------------             --------------
     Black Marlin Pipeline Company                 One Williams Center, Tulsa, OK 74172                        TX

     Gas Supply, L.L.C.                            One Williams Center, Tulsa, OK 74172                        DE

     Goebel Gathering Company, L.L.C.              One Williams Center, Tulsa, OK 74172                        DE

     HI-BOL Pipeline Company                       One Williams Center, Tulsa, OK 74172                        DE

     Juarez Pipeline Company                       One Williams Center, Tulsa, OK 74172                        DE

     Longhorn Enterprises of Texas, Inc.           One Williams Center, Tulsa, OK 74172                        DE

     MAPCO Inc.                                    One Williams Center, Tulsa, OK 74172                        DE

     MAPL Investments, Inc.                        One Williams Center, Tulsa, OK 74172                        DE

     Memphis Generation, L.L.C.                    One Williams Center, Tulsa, OK 74172                        DE

     North Padre Island Spindown, Inc.             One Williams Center, Tulsa, OK 74172                        DE

     The Williams Companies, Inc.                  One Williams Center, Tulsa, OK 74172                        DE

     WFS Enterprises, Inc.                         One Williams Center, Tulsa, OK 74172                        DE

     WFS Gathering Company, L.L.C.                 One Williams Center, Tulsa, OK 74172                        DE

     WFS-Liquids Company                           One Williams Center, Tulsa, OK 74172                        DE

     WFS-NGL Pipeline Company, Inc.                One Williams Center, Tulsa, OK 74172                        DE

     WFS-OCS Gathering Co.                         One Williams Center, Tulsa, OK 74172                        DE

                        Entity                                     Principal Address                        State of
                                                                                                         Incorporation
     --------------------------------------        -----------------------------------------             --------------
     WFS-Offshore Gathering Company                One Williams Center, Tulsa, OK 74172                        DE

     WFS - Pipeline Company                        One Williams Center, Tulsa, OK 74172                        DE

     Williams Alaska Air Cargo Properties, L.L.C.  One Williams Center, Tulsa, OK 74172                        AK

     Williams Alaska Petroleum, Inc.               One Williams Center, Tulsa, OK 74172                        AK

     Williams Alaska Pipeline Company, L.L.C.      One Williams Center, Tulsa, OK 74172                        DE

     Williams Bio-Energy, LLC                      One Williams Center, Tulsa, OK 74172                        DE

     Williams Energy Services, LLC                 One Williams Center, Tulsa, OK 74172                        DE

     Williams Ethanol Services, Inc.               1300 South Second Street, Pekin, IL 61554                   DE

     Williams Express, Inc. (AK)                   One Williams Center, Tulsa, OK 74172                        AK

     Williams Express, Inc. (DE)                   One Williams Center, Tulsa, OK 74172                        DE

     Williams Field Services Company               P.O. Box 3102, Tulsa, OK  74101                             DE

     Williams Field Services Group, Inc.           P.O. Box 3102, Tulsa, OK  74101                             DE

     Williams Field Services-Matagorda Offshore    One Williams Center, Tulsa, OK  74172                       DE
        Company, LLC

     Williams Gas Processing Company               P.O. Box 3102 Tulsa, OK 74101                               DE

     Williams Gas Processing - Mid Continent       One Williams Center, Tulsa, OK 74172                        DE
        Region Company

                        Entity                                     Principal Address                        State of
                                                                                                         Incorporation
     --------------------------------------        -----------------------------------------             --------------
     Williams Gas Processing -Wamsutter Company    One Williams Center, Tulsa, OK 74172                        DE

     Williams Generating Memphis, LLC              One Williams Center, Tulsa, OK 74172                        DE

     Williams Generation Company - Hazleton        One Williams Center, Tulsa, OK 74172                        DE

     Williams GP LLC                               One Williams Center, Tulsa, OK 74172                        DE

     Williams Gulf Coast Gathering Company, LLC    One Williams Center, Tulsa, OK 74172                        DE

     Williams Memphis Terminal, Inc.               One Williams Center, Tulsa, OK 74172                        DE

     Williams Merchant Services Company, Inc       One Williams Center, Tulsa, OK 74172                        DE

     Williams Mid-South Pipelines, LLC             One Williams Center, Tulsa, OK 74172                        DE

     Williams Midstream Natural Gas Liquids, Inc.  One Williams Center, Tulsa, OK 74172                        DE

     Williams Natural Gas Liquids, Inc.            One Williams Center, Tulsa, OK 74172                        DE

     Williams Olefins Feedstock Pipelines, L.L.C.  One Williams Center, Tulsa, OK 74172                        DE

     Williams Olefins, L.L.C.                      One Williams Center, Tulsa, OK 74172                        DE

     Williams Petroleum Pipeline Systems, Inc.     One Williams Center, Tulsa, OK 74172                        DE

     Williams Petroleum Services, LLC              One Williams Center, Tulsa, OK 74172                        DE


                        Entity                                     Principal Address                        State of
                                                                                                         Incorporation
     --------------------------------------        -----------------------------------------             --------------
     Williams Refining & Marketing, L.L.C.         One Williams Center, Tulsa, OK 74172                        DE

     Worthington Generation, L.L.C.                One Williams Center, Tulsa, OK 74172                        DE

                                   SCHEDULE II
                                       TO
                               SECURITY AGREEMENT

                      REQUIRED FINANCING STATEMENT FILINGS

                            Entity                             UCC Central Filing Offices of the Secretary of
                                                                       State for the Following
                                                                               States
     -------------------------------------------               ----------------------------------------------
     1.       Black Marlin Pipeline Company                                        TX

     2.       Gas Supply, L.L.C.                                                   DE

     3.       Goebel Gathering Company, L.L.C.                                     DE

     4.       HI-BOL Pipeline Company                                              DE

     5.       Juarez Pipeline Company                                              DE

     6.       Longhorn Enterprises of Texas, Inc.                                  DE

     7.       MAPCO Inc.                                                           DE

     8.       MAPL Investments, Inc.                                               DE

     9.       Memphis Generation, L.L.C.                                           DE

     10.      North Padre Island Spindown, Inc.                                    DE

     11.      The Williams Companies, Inc.                                         DE

     12.      WFS Enterprises, Inc.                                                DE

     13.      WFS Gathering Company, L.L.C.                                        DE

     14.      WFS-Liquids Company                                                  DE

     15.      WFS-NGL Pipeline Company, Inc.                                       DE

                            Entity                             UCC Central Filing Offices of the Secretary of
                                                                       State for the Following
                                                                               States
     -------------------------------------------               ----------------------------------------------
     16.      WFS-OCS Gathering Co.                                                DE

     17.      WFS-Offshore Gathering Company                                       DE

     18.      WFS Pipeline Company                                                 DE

     19.      Williams Alaska Air Cargo Properties, L.L.C.                         AK

     20.      Williams Alaska Petroleum, Inc.                                      AK

     21.      Williams Alaska Pipeline Company, L.L.C.                             DE

     22.      Williams Bio-Energy, LLC                                             DE

     23.      Williams Energy Services, LLC                                        DE

     24.      Williams Ethanol Services, Inc.                                      DE

     25.      Williams Express, Inc. (AK)                                          AK

     26.      Williams Express, Inc. (DE)                                          DE

     27.      Williams Field Services Company                                      DE

     28.      Williams Field Services Group, Inc.                                  DE

     29.      Williams Field Services-Matagorda Offshore                           DE
              Company, LLC

     30.      Williams Gas Processing Company                                      DE

     31.      Williams Gas Processing - Mid Continent                              DE
              Region Company

                            Entity                             UCC Central Filing Offices of the Secretary of
                                                                       State for the Following
                                                                               States
     -------------------------------------------               ----------------------------------------------
     32.      Williams Gas Processing -Wamsutter Company                           DE

     33.      Williams Generating Memphis, LLC                                     DE

     34.      Williams Generation Company - Hazleton                               DE

     35.      Williams GP LLC                                                      DE

     36.      Williams Gulf Coast Gathering Company, LLC                           DE

     37.      Williams Memphis Terminal, Inc.                                      DE

     38.      Williams Merchant Services Company, Inc                              DE

     39.      Williams Mid-South Pipelines, LLC                                    DE

     40.      Williams Midstream Natural Gas Liquids, Inc.                         DE

     41.      Williams Natural Gas Liquids, Inc.                                   DE

     42.      Williams Olefins Feedstock Pipelines, L.L.C.                         DE

     43.      Williams Olefins, L.L.C.                                             DE

     44.      Williams Petroleum Pipeline Systems, Inc.                            DE

     45.      Williams Petroleum Services, LLC                                     DE

     46.      Williams Refining & Marketing, L.L.C.                                DE

                            Entity                             UCC Central Filing Offices of the Secretary of
                                                                       State for the Following
                                                                               States
     -------------------------------------------               ----------------------------------------------
     47.       Worthington Generation, L.L.C.                                      DE

                                   SCHEDULE IV
                                       TO
                               SECURITY AGREEMENT

                            FORM OF JOINDER AGREEMENT

                                JOINDER AGREEMENT
                          (name of joining subsidiary)

                               [         ,      ]
                                ---------  -----

         [Joining Subsidiary], a [_________ corporation] (the "Subsidiary"), hereby agrees with (a) CITIBANK, N.A., as collateral trustee for the benefit of the holders of the Secured Obligations, (b) THE WILLIAMS COMPANIES, INC., a Delaware corporation (the "Company") and (c) the other parties to the Security Documents (as defined below), as follows:

         All capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Amended and Restated Credit Agreement, dated as of October 31, 2002, by and among The Williams Companies, Inc., the various lenders as are or may become parties thereto; the Issuing Banks, and Citicorp USA, Inc., as Agent and Collateral Agent (as further amended, modified, supplemented, renewed, extended or restated from time to time, the "Credit Agreement").

         In accordance with the terms of the [Security Agreement, Pledge Agreement and Collateral Trust Agreement] (collectively, the "Security Documents"), the Subsidiary hereby (a) [joins the Security Agreement as a party thereto and assumes all the obligations of a Grantor (as defined in the Security Agreement) under the Security Agreement], (b) [joins the Pledge Agreement as a party thereto and assumes all the obligations of a Pledgor (as defined in the Pledge Agreement) under the Pledge Agreement], (c) [joins the Collateral Trust Agreement as a party thereto and assumes all the obligations of a Debtor (as defined in the Collateral Trust Agreement) under the Collateral Trust Agreement], (d) agrees to be bound by the provisions of the Security Documents as if the Subsidiary had been an original party to the Security Documents, and
(e) confirms that, after joining the Security Documents as set forth above, the representations and warranties set forth in each of the Credit Documents with respect to the Subsidiary are true and correct in all material respects as of the date of this Joinder Agreement.

         For purposes of notices under the Security Documents, the notice address for the Subsidiary may be given to the Subsidiary by providing notice addressed to [Subsidiary's Name] c/o The Williams Companies, Inc., in any manner that notice is permitted to be given to the Company pursuant to the terms of the Credit Agreement.

         [Schedule I and Schedule II to the Security Agreement are hereby supplemented with the information set forth on Exhibit I to this Joinder Agreement.]

         [Schedule I and Schedule II to the Pledge Agreement are hereby supplemented with the information regarding the Subsidiary set forth on Exhibit II to this Joinder Agreement.]

         THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         IN WITNESS WHEREOF this Joinder Agreement is executed and delivered as of the ___ day of ____________, _____.


                                        [Joining Subsidiary]



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------